                       SECURITIES AND EXCHANGE COMMISSION

                              450 FIFTH STREET, NW
                              WASHINGTON, DC  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 30, 1997
                        (DATE OF EARLIEST EVENT REPORTED)

                          PNC MORTGAGE SECURITIES CORP.
                    AS DEPOSITOR AND MASTER SERVICER UNDER A
                         POOLING AND SERVICING AGREEMENT
                            DATED AS OF APRIL 1, 1997
                          PROVIDING FOR THE ISSUANCE OF

                                  $446,638,440

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1997-3

             Delaware                   33-84896       36-4152188

          (State or other            (Commission       (IRS Employer
          jurisdiction of            File Number)      Identification
          Incorporation)                               Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS  60061

                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (847) 549-6500

Item 5.   OTHER EVENTS

DESCRIPTION OF THE CERTIFICATES AND THE MORTGAGE POOL.

     On April 30, 1997 (the "Closing Date"), PNC Mortgage Securities Corp. (the "Company"), pursuant to a pooling and servicing agreement, dated as of April 1, 1997, between the Company and First Bank National Association, as trustee, caused the Mortgage Pass-Through Certificates, Series 1997-3, to be issued (the "Certificates") which consist of the following thirty-one classes: (i) Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IA-7 (the "Group IA Certificates"), (ii) Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6 and Class IIA-7 (the "Group IIA Certificates" and, together with the Group IA Certificates, the "Class A Certificates"), (iii) Class IP, (iv) Class IX-1 and Class IX-2 (the "Class IX Certificates") and Class IIX (together with the Class IX Certificates, the "Class X Certificates"),
(v) Class IB-1, Class IB-2 and Class IB-3 (the "Group I Senior Subordinate Certificates"), (vi) Class IB-4, Class IB-5 and Class IB-6 (the "Group I Junior Subordinate Certificates" and, together with the Group I Senior Subordinate Certificates, the "Group IB Certificates"), (vii) Class IIB-1, Class IIB-2 and Class IIB-3 (the "Group II Senior Subordinate Certificates"), (viii) Class IIB-4, Class IIB-5 and Class IIB-6 (the "Group II Junior Subordinate Certificates" and, together with the Group II Senior Subordinate Certificates, the "Group IIB Certificates") and (ix) Class R (the "Residual Certificates" and, together with the Class A, Class X and Class IP Certificates, the "Senior Certificates"). The Group IA, Class IP, Class IX and Group IB Certificates are sometimes referred to as the "Group I Certificates" and the Group IIA, Class IIX and Group IIB Certificates are sometimes referred to as the "Group II Certificates". The Group I Certificates and the Group II Certificates are each a "Certificate Group". The Class IA-3 and Class IIA-4 Certificates are sometimes referred to as the "Lockout Certificates". The Group I Senior Subordinate Certificates and Group II Senior Subordinate Certificates are collectively referred to as the "Senior Subordinate Certificates". The Group I Junior Subordinate Certificates and Group II Junior Subordinate Certificates are collectively referred to as the "Junior Subordinate Certificates". The Group IB and Group IIB Certificates are collectively referred to as the "Subordinate Certificates" or "Class B Certificates". Only the Senior Certificates (other than the Class IIA-1 Certificates) and the Senior Subordinate Certificates (collectively, the "Offered Certificates") are offered to the public pursuant to the Company's Prospectus dated November 21, 1996 (the "Prospectus"), and Prospectus Supplement dated April 28, 1997 (the "Prospectus Supplement").

     The Certificates evidence all the beneficial ownership interest in a trust (the "Trust") established by the Company, the assets of which consist of a pool of conventional fixed-rate one- to four-family residential and cooperative apartment mortgage loans with original terms to maturity of not more than 30 years (the "Mortgage Loans") deposited and master serviced by the Company, and certain other assets, as described in the Prospectus and Prospectus Supplement. The Mortgage Pool (as described in the Prospectus Supplement) consists of two groups of Mortgage Loans ("Loan Group I" and "Loan Group II", and each, a "Loan Group"). The Mortgage Loans in Loan Group I are sometimes referred to as the "Group I Loans" and the Mortgage Loans in Loan Group II are sometimes referred to as the "Group II Loans". The Group I Certificates correspond to the Group I Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 15 years. The Group II Certificates correspond to the Group II Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 30 years. Distributions of interest and principal on the Group I
Certificates and the Group II Certificates are solely based on interest and principal received or advanced with respect to the Group I Loans and Group II Loans, respectively, except under the limited circumstances described in the Prospectus and Prospectus Supplement in "Description of the Certificates --Cross-Collateralization".

     The Company has caused an election to be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. All of the Certificates, other than the Class R Certificates, represent ownership of REMIC "regular interests" in the Trust. The Class R Certificates represent ownership of the REMIC "residual interests" in the Trust. See "Certain Federal Income Tax Consequences" in the Prospectus Supplement and in the Prospectus.

     The Offered Certificates evidence interests only in the Trust and are payable solely from amounts received with respect thereto.



___________________________

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus, dated November 21, 1996, and Prospectus Supplement, dated April 28, 1997, of PNC Mortgage Securities Corp., relating to its Mortgage Pass-Through Certificates, Series 1997-3.

     The initial Class Principal Balance, initial Remittance Rate and Last Scheduled Distribution Date for each Class of Offered Certificates is set forth in the table below:

                              INITIAL CLASS            INITIAL             LAST SCHEDULED
      CLASS                 PRINCIPAL BALANCE      REMITTANCE RATE (1)     DISTRIBUTION DATE
      -----                 -----------------      -------------------     -----------------
     Class IA-1             $ 36,550,361.00            7.000%(2)           May 25, 2027
     Class IA-2               19,784,500.00            7.000%(3)           May 25, 2027
     Class IA-3               31,741,470.00            7.000%              May 25, 2027
     Class IA-4               44,000,000.00            7.000%              May 25, 2027
     Class IA-5                8,820,291.00            7.000%              May 25, 2027
     Class IA-6                4,779,258.00            7.000%              May 25, 2027
     Class IA-7                1,616,275.00            7.000%(4)           May 25, 2027
     Class IIA-2              28,500,000.00            7.500%              May 25, 2027
     Class IIA-3             139,910,604.00            7.500%              May 25, 2027
     Class IIA-4              71,700,000.00            7.500%              May 25, 2027
     Class IIA-5               6,635,107.00            7.500%(5)           May 25, 2027
     Class IIA-6              16,000,000.00            7.500%              May 25, 2027
     Class IIA-7              19,587,131.00            7.500%              May 25, 2027
     Class IX-1                       --               7.000%(6)           May 25, 2027
     Class IX-2                       --               7.000%(7)           May 25, 2027
     Class IIX                        --               7.500%(8)           May 25, 2027
     Class IP                    129,474.89            0.000%(9)           May 25, 2027
     Class IB-1                2,659,670.00            7.000%              May 25, 2027
     Class IB-2                  379,952.00            7.000%              May 25, 2027
     Class IB-3                  379,952.00            7.000%              May 25, 2027
     Class IIB-1               7,180,984.00            7.500%              May 25, 2027
     Class IIB-2               4,488,115.00            7.500%              May 25, 2027
     Class IIB-3               1,795,246.00            7.500%              May 25, 2027
     Class R                          50.00            7.000%              May 25, 2027

__________________________

(1) Interest distributed to the Offered Certificates (other than the Class IP Certificates which will not be entitled to receive distributions of interest) on each Distribution Date will have accrued during the preceding calendar month at the applicable per annum Remittance Rate.

(2) The Class IA-1 Certificates are comprised of two payment components. The interest and principal distributable to the Class IA-1 Certificates will be based on the interest and principal allocable to each component thereof.

(3) The Class IA-2 Certificates are comprised of two payment components. The interest and principal distributable to the Class IA-2 Certificates will be based on the interest and principal allocable to each component thereof.

(4) On each Distribution Date on or before the Class IA-7 Accretion Termination Date (as defined in the Prospectus Supplement), an amount equal to the Class IA-7 Accrual Amount (as defined in the Prospectus Supplement) will be added to the Class IA-7 Principal Balance, and such amount will be distributed as principal on the TAC Component of the Class IA-2 Certificates as described in the Prospectus Supplement.

(5) On each Distribution Date on or before the Class IIA-5 Accretion Termination Date (as defined in the Prospectus Supplement), an amount equal to the Class IIA-5 Accrual Amount (as described in the Prospectus Supplement) will be added to the Class IIA-5 Principal Balance, and such amount will be distributed as principal on the Class IIA-3 Certificates and the TAC Component of the Class IIA-1 Certificates as described in the Prospectus Supplement.

(6) The Remittance Rate on the Class IX-1 Certificates will be 7.000% per annum. The Class IX-1 Certificates will accrue interest on the Class IX-1 Notional Amount. The "Class IX-1 Notional Amount" with respect to any Distribution Date will equal the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group I Loans (as defined in the Prospectus and Prospectus Supplement) having Pass-Through Rates in excess of 7.000% per annum and having remaining terms to maturity (reflecting Curtailments received on or prior to the Cut-Off Date) of less than or equal to 165 months as of the Cut-Off Date (the
     "Class IX-1 15-Year Premium Rate Mortgage Loans") (such aggregate balance, the "Class IX-1 Premium Loan Balance") and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates (as defined in the Prospectus Supplement) for the Class IX-1 15-Year Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.000% (the "Class IX-1 Premium Fraction"). The Class IX-1 Notional Amount as of the Cut-Off Date was approximately $3,563,719. The Class IX-1 Certificates are not entitled to receive distributions of principal.

(7) The Remittance Rate on the Class IX-2 Certificates is 7.000% per annum. The Class IX-2 Certificates accrue interest on the Class IX-2 Notional Amount. The "Class IX-2 Notional Amount" with respect to any Distribution Date will equal the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the cut-Off Date, of the Group I Loans having Pass-Through Rates in excess of 7.000% per annum and having remaining terms to maturity (reflecting Curtailments received on or prior to the Cut-Off Date) of greater than 165 months as of the Cut-Off Date (the "Class IX-2 15-Year Premium Rate Mortgage Loans") (such aggregate balance, the "Class IX-2 Premium Loan Balance") and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates (as defined in the Prospectus Supplement) for the Class IX-2 15-Year Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.000% (the "Class IX-2 Premium Fraction"). The Class IX-2 Notional Amount as of the Cut-Off Date was approximately $6,117,050. The Class IX-2 Certificates will not be entitled to receive distributions of principal.

(8) The Remittance Rate on the Class IIX Certificates is 7.500% per annum. The Class IIX Certificates will accrue interest on the Class IIX Fraction of the Group II Notional Amount (the "Class IIX Notional Amount"). The "Class IIX Fraction" with respect to any Distribution Date will equal 30.2074506121%. The "Group II Notional Amount" with respect to any Distribution Date will equal the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group II Loans (as defined in the Prospectus Supplement) having Pass-Through Rates in excess of 7.500% per annum (the "30-Year Premium Rate Mortgage Loans") (such balance, the "Group II Premium Loan Balance") and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates (as defined in the Prospectus and Prospectus Supplement) for the 30-Year Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.500% (the "Group II Premium Fraction"). The Class IIX Notional Amount as of the Cut-Off Date was approximately $5,525,230. The Class IIX Certificates are not be entitled to receive distributions of principal.

(9) The Class IP Certificates are not entitled to receive distributions of interest.

     Certain Classes of Certificates will be comprised of multiple components (each, a "Component"), each of which will have a specified principal balance (a "Component Balance") or notional amount (a "Component Notional Amount") which functions in a manner comparable to that of a Class Principal Balance or Class Notional Amount, on which interest will accrue at a designated Remittance Rate. Holders of a Class of Certificates comprised of Components will be entitled to receive distributions on any Distribution Date to the extent of the amount distributed with respect to the related Components on such Distribution Date. Holders of a Class of Certificates comprised of Components may not transfer such Components separately.

     For purposes of calculating distributions, the Class IA-1 Certificates will be comprised of two Components having the designations, initial Component Balances and Remittance Rates set forth below:

                              Initial
       Designation       Component Balance     Remittance Rate
       -----------       -----------------     ---------------
       PAC Component         $11,330,672           7.000%
       Companion Component   $25,219,689           7.000%

     For purposes of calculating distributions, the Class IA-2 Certificates will be comprised of two Components having the designations, initial Component Balances and Remittance Rates set forth below:

                             Initial
       Designation       Component Balance     Remittance Rate
       -----------       -----------------     ---------------
       PAC Component         $ 7,984,500           7.000%
       TAC Component         $11,800,000           7.000%

     For purposes of calculating distributions, the Class IIA-1 Certificates, which are not offered hereby, will be comprised of four Components having the designations, initial Component Balances and Remittance Rates set forth below:

                             Initial
       Designation       Component Balance     Remittance Rate
       -----------       -----------------     ---------------
       PAC Component         $ 2,111,439           7.500%
       TAC Component         $56,279,967           7.500%(1)
       IO Component          $       ---           7.500%(2)
       PO Component          $ 1,270,136               (3)
------------------------------------------
(1) On each Distribution Date on or before the TAC Component Accretion Termation Date (as defined in the Prospectus Supplement), an amount equal to the TAC Component Accrual Amount (as defined in the Prospectus Supplement) will be added to the Component Balance of the TAC Component of the Class IIA-1 Certificates, and such amount will be distributed as principal on the Class IIA-3 Certificates as described herein.

(2) The Remittance Rate on the IO Component of the Class IIA-1 Certificates (the "IO Component") will be 7.500% per annum. The IO Component will accrue interest on the IO Fraction of the Group II Notional Amount (the "IO

     Component Notional Amount). The "IO Fraction" with respect to any Distribution Date will equal 69.7925493879%. The IO Component Notional Amount as of the Cut-Off Date was approximately $12,765,721. The IO Component will not be entitled to receive distributions of principal.

(3) The PO Component of the Class IIA-1 Certificates (the "PO Component") is not entitled to distributions of interest.

     The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance outstanding as of April 1, 1997 (the "Cut-Off Date"), after deducting payments due on or before that date, of approximately $511,029,657. The Group I Loans and Group II Loans had an aggregate principal balance outstanding as of the Cut-Off Date, after deducting payments due on or before that date, of approximately $151,981,114 and $359,048,543, respectively.

     Each Mortgage Loan has a first payment date during the period from February 1990 through May 1997 inclusive, and has an original term to maturity of not more than 15 years in the case of Group I Loans and 30 years in the case of Group II Loans.

LOAN GROUP I

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group I Loan was not less than 6.375% and not more than 9.000% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group I Loans was approximately 7.730% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group I Loan was not less than 6.085% and not more than 8.710% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group I Loans was approximately 7.440% per annum.

     All of the Group I Loans have principal and interest payable on the first day of each month (the "Due Date"). None of the Group I Loans are Buydown Loans. The latest original scheduled maturity of any Group I Loan is February 2012. Each of the Group I Loans have original terms to maturity of not more than 15 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group I Loans was approximately 168.4 months. At origination, based upon an appraisal of the Mortgaged Property securing each Group I Loan, approximately 93.8% of the Group I Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 6.2% of the Group I Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group I Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group I Loans was approximately 69.2%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group I Loans was approximately 66.7%. As of the Cut-Off Date, approximately 6.2% of the Group I Loans were covered by a Primary Insurance Policy. All of the Group I Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group I Loan had a principal balance of not less than $23,150 nor more than $1,000,000, and the average principal balance of the Group I Loans as of the Cut-Off Date was approximately $277,845. Approximately 94.3% of the Group I Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group I Loans, and approximately 4.0% of the Group I Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 1.7% of the Group I Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. Approximately 0.5% of the Group I Loans are secured by interests in cooperative apartments. The aggregate principal balance of Group I Loans originated under reduced and no documentation programs (including certain Group I Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Group I Loan, was approximately $16,175,044, which was approximately 10.6% of the Loan Group I. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group I Loans originated under such reduced and no documentation programs was approximately 64.1%.

     Approximately 23.4% of the Group I Loans were secured by Mortgaged Properties located in California; 9.3%, in Florida; 8.8%, in Illinois; 6.7%, in Michigan; 6.3%, in Colorado; 5.7%, in Texas; and no other single state contains Mortgaged Properties securing more than 5.0% of the Group I Loans. No more than 1.0% of the Group I Loans were secured by Mortgaged Properties located in any one California zip code area, and no more than 0.9% of the Group I Loans were secured by Mortgaged Properties located in any other single zip code area. Approximately 71.7% of the Group I Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 28.3% of the Group I Loans were originated for the purpose of purchasing the Mortgaged Property.

LOAN GROUP II

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group II Loan was not less than 7.000% and not more than 9.875% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group II Loans was approximately 8.145% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group II Loan was not less than 6.710% and not more than 9.585% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group II Loans was approximately 7.856% per annum.

     All of the Group II Loans have principal and interest payable on the first day of each month (the "Due Date"). Approximately 0.1% of the Group II Loans are Buydown Loans. The latest original scheduled maturity of any Group II Loan is April 2027. Each of the Group II Loans have original terms to maturity of not more than 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group II Loans was approximately 356.8 months. At origination, based upon an appraisal of the Mortgaged Property securing each Group II Loan, approximately 81.9% of the Group II Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 18.1% of the Group II Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group II Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group II Loans was approximately 75.7%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group II Loans was approximately 75.6%. As of the Cut-Off Date, approximately 18.2% of the Group II Loans were covered by a Primary Insurance Policy. All of the Group II Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group II Loan had a principal balance of not less than $33,600 nor more than $1,200,000 and the average principal balance of the Group II Loans as of the Cut-Off Date was approximately $277,044.

Approximately 96.0% of the Group II Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group II Loans, and approximately 3.2% of the Group II Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 0.8% of the Group II Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. Approximately 0.1% of the Group II Loans were secured by interests in cooperative apartments. The aggregate principal balance of Group II Loans in the Loan Group II originated under reduced and no documentation programs (including certain Group II Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Group II Loan, was approximately $55,425,148, which was approximately 15.4% of the Loan Group
II. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group II Loans originated under such reduced and no documentation programs was approximately 71.4%.

     Approximately 31.1% of the Group II Loans were secured by Mortgaged properties located in California; 8.3%, in Michigan; 6.3%, in Illinois; and no other single state contains Mortgage Properties securing more than 5% of the Group II Loans. No more than 0.6% of the Group II Loans were secured by Mortgaged Properties located in any one California zip code area, and no more than 0.6% of the Group II Loans were secured by Mortgaged Properties located in any other single zip code area. Approximately 45.9% of the Group II Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 54.1% of the Group II Loans were originated for the purpose of purchasing the Mortgaged Property.

     The Servicing Fee with respect to each Group I Loan is 0.250%. The Servicing Fee with respect to each Group II Loan ranges from a minimum of 0.150% to a maximum of 0.250%, with a weighted average of 0.248%. The Master Servicing Fee with respect to each Group I Loan is 0.040%. The Master Servicing Fee with respect to each Group II Loan ranges from a minimum of 0.040% to a maximum of 0.100%, with a weighted average of 0.042%. See "Description of the Certificates -- Servicing compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation to the Company and the servicers.

     The following tables describe additional characteristics of the Mortgage Loans for each Loan Group as of the Cut-Off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the applicable Loan Group as of the Cut-Off Date. Note that the sum of the percentages set forth under the heading "% of Aggregate Balance of Pool" in each of the tables that follow may not equal 100% due to rounding.

               a)   Number of loans:          547
               b)   Mortgage Interest Rates:  GROUP I



                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.375%        1  $      262,385.58       0.17 %
                 7.000%        6  $    1,529,398.63       1.01 %
                 7.125%        3  $      752,769.40       0.50 %
                 7.250%        7  $    2,462,720.94       1.62 %
                 7.375%       11  $    3,756,840.88       2.47 %
                 7.500%      125  $   38,243,469.13      25.16 %
                 7.625%       94  $   29,724,129.30      19.56 %
                 7.750%      101  $   31,412,368.02      20.67 %
                 7.875%       55  $   16,486,804.74      10.85 %
                 8.000%       43  $   12,169,206.80       8.01 %
                 8.125%       17  $    3,261,193.61       2.15 %
                 8.250%       17  $    3,500,902.23       2.30 %
                 8.375%       20  $    2,847,502.51       1.87 %
                 8.500%       17  $    1,946,762.64       1.28 %
                 8.625%       12  $    2,108,070.10       1.39 %
                 8.750%        4  $      342,003.49       0.23 %
                 8.875%       12  $    1,027,868.62       0.68 %
                 9.000%        2  $      146,717.47       0.10 %
                           -----   ----------------    -----------
                TOTAL        547  $  151,981,114.09     100.00 %
                           -----   ----------------    -----------
                           -----   ----------------    -----------

          c)  Pass-Through Rates:  GROUP I



                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.001 -  6.250%  $    262,385.58     6.375%          139
           6.501 -  6.750%  $  1,529,398.63     7.000%          177
           6.751 -  7.000%  $  3,215,490.34     7.221%          176
           7.001 -  7.250%  $ 42,000,310.01     7.489%          169
           7.251 -  7.500%  $ 61,136,497.32     7.689%          169
           7.501 -  7.750%  $ 28,656,011.54     7.928%          172
           7.751 -  8.000%  $  6,762,095.84     8.190%          173
           8.001 -  8.250%  $  4,794,265.15     8.426%          176
           8.251 -  8.500%  $  2,450,073.59     8.642%          172
           8.501 -  8.750%  $  1,174,586.09     8.891%          177
                            ---------------    ------         ------
                            $151,981,114.09     7.730% *        170 *
                            ---------------
                            ---------------

          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d)   Original Principal Balances:  GROUP I



                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS          17  $      689,923.70       0.45 %
               $ 50,001 - 75,000         21  $    1,393,577.38       0.92 %
               $ 75,001 - 100,000        20  $    1,738,975.31       1.14 %
               $100,001 - 150,000        33  $    4,094,531.66       2.69 %
               $150,001 - 200,000        10  $    1,819,090.90       1.20 %
               $200,001 - 250,000       124  $   27,940,496.33      18.38 %
               $250,001 - 300,000       122  $   32,190,886.83      21.18 %
               $300,001 - 350,000        73  $   22,951,364.76      15.10 %
               $350,001 - 400,000        39  $   14,114,786.58       9.29 %
               $400,001 - 450,000        33  $   13,699,549.62       9.01 %
               $450,001 - 500,000        20  $    9,289,873.57       6.11 %
               OVER $500,000             35  $   22,058,057.45      14.51 %
                                      ------  ----------------    ------------
               TOTAL                    547  $  151,981,114.09     100.00 %
                                      ------  ----------------
                                      ------  ----------------


               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $22,959

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $991,079

               e)   Years of initial Monthly Payment:   GROUP I




                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1993         1  $      262,385.58       0.17 %
                  1995        71  $   20,837,139.25      13.71 %
                  1996       205  $   60,595,388.89      39.87 %
                  1997       270  $   70,286,200.37      46.25 %
                           ------  ----------------     ------------
                TOTAL        547  $  151,981,114.09     100.00 %
                           ------  ----------------
                           ------  ----------------

               f)   Current Loan-to-Value Ratios: GROUP I



                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS    140  $   36,793,361.54      24.21 %
               60.01-70.00%      138  $   38,580,538.27      25.39 %
               70.01-75.00%      118  $   34,759,086.24      22.87 %
               75.01-80.00%      115  $   32,955,060.54      21.68 %
               80.01-85.00%       22  $    5,562,432.29       3.66 %
               85.01-90.00%       14  $    3,330,635.21       2.19 %
                               ------  ----------------     ------------
                    TOTAL        547  $  151,981,114.09     100.00 %
                               ------  ----------------
                               ------  ----------------

          g)  Types of Mortgaged Properties:    GROUP I



                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED    469  $  131,659,326.20      86.63 %
          DUPLEX                      2  $      309,923.48       0.20 %
          FOURPLEX                    4  $    1,282,346.20       0.84 %
          TOWNHOUSE                   1  $      291,158.27       0.19 %
          CONDOMINIUM                16  $    3,327,325.89       2.19 %
          PLANNED UNIT DEVELOPMENT   46  $   13,984,245.99       9.20 %
          HI-RISE CONDO               2  $      294,929.92       0.19 %
          HOUSING COOPERATIVES        7  $      831,858.14       0.55 %
                                 ------  -----------------     ------------
          TOTAL                     547  $  151,981,114.09     100.00 %
                                 ------  -----------------
                                 ------  -----------------

     h) Geographic Distribution by state: GROUP I



                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ALABAMA                     3  $      723,755.79       0.48 %
     ARIZONA                    16  $    4,870,463.89       3.20 %
     ARKANSAS                    1  $      332,270.98       0.22 %
     CALIFORNIA                121  $   35,584,557.35      23.41 %
     COLORADO                   30  $    9,623,782.28       6.33 %
     CONNECTICUT                 1  $      317,018.55       0.21 %
     FLORIDA                    54  $   14,187,005.50       9.33 %
     GEORGIA                    15  $    3,044,119.05       2.00 %
     HAWAII                      2  $    1,185,844.94       0.78 %
     IDAHO                       4  $    1,406,683.26       0.93 %
     ILLINOIS                   44  $   13,394,483.44       8.81 %
     INDIANA                     1  $      123,932.79       0.08 %
     IOWA                        4  $      977,654.17       0.64 %
     KANSAS                      2  $      544,575.95       0.36 %
     KENTUCKY                    2  $      301,635.39       0.20 %
     LOUISIANA                   1  $      395,715.96       0.26 %
     MAINE                       1  $      114,746.08       0.08 %
     MARYLAND                   11  $    3,051,333.06       2.01 %
     MASSACHUSETTS               8  $    2,572,072.03       1.69 %
     MICHIGAN                   48  $   10,175,739.78       6.70 %
     MINNESOTA                  14  $    3,827,063.48       2.52 %
     MISSISSIPPI                 1  $      252,616.99       0.17 %
     MISSOURI                    9  $    2,985,825.72       1.96 %
     MONTANA                     1  $      397,680.41       0.26 %
     NEVADA                      9  $    1,837,145.97       1.21 %
     NEW HAMPSHIRE               1  $      149,177.05       0.10 %
     NEW JERSEY                  6  $    1,101,718.04       0.72 %
     NEW MEXICO                  6  $    1,550,202.90       1.02 %
     NEW YORK                   27  $    7,116,931.35       4.68 %
     NORTH CAROLINA              6  $    1,553,814.27       1.02 %
     OHIO                        8  $    3,035,496.36       2.00 %
     OKLAHOMA                    7  $    1,778,017.69       1.17 %
     OREGON                      5  $    1,810,018.49       1.19 %
     PENNSYLVANIA                7  $    1,654,299.10       1.09 %
     RHODE ISLAND                3  $      481,084.02       0.32 %
     SOUTH CAROLINA              7  $    2,227,887.99       1.47 %
     TENNESSEE                   9  $    2,534,807.31       1.67 %
     TEXAS                      31  $    8,600,386.08       5.66 %
     UTAH                        5  $    1,364,792.65       0.90 %
     VIRGINIA                    9  $    2,715,118.65       1.79 %
     WASHINGTON                  4  $      854,568.31       0.56 %
     WISCONSIN                   3  $    1,225,071.02       0.81 %
                            ------  -----------------     ------------
                     TOTAL     547  $  151,981,114.09     100.00 %

               i)   Scheduled maturity years:     GROUP I



                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2006        2   $      378,793.88       0.25 %
                    2007        1   $      283,763.94       0.19 %
                    2008        1   $      262,385.58       0.17 %
                    2010      161   $   47,357,468.48      31.16 %
                    2011      145   $   43,285,773.42      28.48 %
                    2012      237   $   60,412,928.79      39.75 %
                           ------  ------------------   ------------
                 TOTAL        547   $  151,981,114.09     100.00 %
                           ------  ------------------
                           ------  ------------------

               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 168.4


               Latest scheduled maturity of any Mortgage Loan: February, 2012

        j)     Original Terms:     GROUP I



                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              120               3   $     662,557.82       0.44 %
              180             544   $ 151,318,556.27      99.56 %
                           ------   ----------------     ------------
           TOTAL              547   $ 151,981,114.09     100.00 %
                           ------   ----------------
                           ------   ----------------

               a)  Number of loans:         1,296
               b)  Mortgage Interest Rates: GROUP II


                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 7.000%        3  $      774,271.24       0.22 %
                 7.125%        3  $      849,568.49       0.24 %
                 7.250%       11  $    3,159,317.58       0.88 %
                 7.375%       11  $    3,612,707.30       1.01 %
                 7.500%       26  $    7,409,471.94       2.06 %
                 7.625%       39  $   11,615,446.05       3.24 %
                 7.740%        1  $      224,357.30       0.06 %
                 7.750%       96  $   29,122,928.39       8.11 %
                 7.875%      168  $   49,576,558.83      13.81 %
                 8.000%      174  $   52,020,522.60      14.49 %
                 8.125%      149  $   44,285,839.77      12.33 %
                 8.250%      170  $   51,960,307.27      14.47 %
                 8.375%      141  $   36,440,742.12      10.15 %
                 8.500%       86  $   19,874,946.30       5.54 %
                 8.625%       73  $   18,985,385.32       5.29 %
                 8.750%       60  $   11,686,452.97       3.25 %
                 8.875%       40  $    9,438,782.37       2.63 %
                 9.000%       26  $    4,422,896.52       1.23 %
                 9.125%       10  $    2,226,555.56       0.62 %
                 9.250%        5  $      918,144.45       0.26 %
                 9.375%        2  $      140,654.35       0.04 %
                 9.500%        1  $       75,525.33       0.02 %
                 9.875%        1  $      227,161.04       0.06 %
                           -----   ----------------    -----------
                TOTAL       1296  $  359,048,543.09     100.00 %
                           -----   ----------------
                           -----   ----------------


                                 2 0

          c)  Pass-Through Rates: GROUP II



                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.501 -  6.750%  $    774,271.24     7.000%          357
           6.751 -  7.000%  $  4,008,886.07     7.224%          356
           7.001 -  7.250%  $ 11,022,179.24     7.459%          358
           7.251 -  7.500%  $ 40,962,731.74     7.715%          357
           7.501 -  7.750%  $101,597,081.43     7.939%          358
           7.751 -  8.000%  $ 96,246,147.04     8.192%          357
           8.001 -  8.250%  $ 56,315,688.42     8.419%          358
           8.251 -  8.500%  $ 30,671,838.29     8.673%          358
           8.501 -  8.750%  $ 13,861,678.89     8.915%          355
           8.751 -  9.000%  $  3,144,700.01     9.161%          357
           9.001 -  9.250%  $    216,179.68     9.419%          358
           9.501 -  9.750%  $    227,161.04     9.875%          273
                            ---------------    ------         ------
                            $359,048,543.09     8.145% *        357 *
                            ---------------
                            ---------------


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d) Original Principal Balances:  GROUP II



                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS          16  $      707,633.44       0.20 %
               $ 50,001 - 75,000         41  $    2,608,965.88       0.73 %
               $ 75,001 - 100,000        50  $    4,354,614.06       1.21 %
               $100,001 - 150,000        60  $    7,465,264.35       2.08 %
               $150,001 - 200,000        41  $    7,268,417.92       2.02 %
               $200,001 - 250,000       340  $   78,842,713.28      21.96 %
               $250,001 - 300,000       346  $   95,012,171.00      26.46 %
               $300,001 - 350,000       181  $   59,239,306.50      16.50 %
               $350,001 - 400,000        86  $   32,405,155.24       9.03 %
               $400,001 - 450,000        40  $   17,168,748.81       4.78 %
               $450,001 - 500,000        40  $   19,125,068.12       5.33 %
               OVER $500,000             55  $   34,850,484.49       9.71 %
                                      ------  ----------------    ------------
               TOTAL                  1,296  $  359,048,543.09     100.00 %
                                      ------  ----------------    ------------
                                      ------  ----------------    ------------

               Outstanding principal balance of the smallest Mortgage Loan
               at the Cut-Off Date:  $   31,976

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $1,199,292

               e) Years of initial Monthly Payment:  GROUP II



                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1990         1  $      227,161.04       0.06 %
                  1991         1  $      258,622.31       0.07 %
                  1992         2  $      444,772.42       0.12 %
                  1993         1  $      318,853.59       0.09 %
                  1995         2  $      592,800.77       0.17 %
                  1996        70  $   19,322,425.40       5.38 %
                  1997      1219  $  337,883,907.56      94.11 %
                           ------  ----------------     ------------
                TOTAL       1296  $  359,048,543.09     100.00 %
                           ======  ================

               f) Current Loan-to-Value Ratios:  GROUP II



                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS    126  $   33,261,409.36       9.26 %
               60.01-70.00%      181  $   53,771,058.26      14.98 %
               70.01-75.00%      234  $   63,104,126.83      17.58 %
               75.01-80.00%      509  $  144,259,124.05      40.18 %
               80.01-85.00%       29  $    7,344,231.08       2.05 %
               85.01-90.00%      170  $   45,562,201.25      12.69 %
               90.01-95.00%       47  $   11,746,392.26       3.27 %
                               ------  ----------------     ------------
                    TOTAL       1296  $  359,048,543.09     100.00 %
                               ------  ----------------     ------------
                               ------  ----------------     ------------

          g)  Types of Mortgaged Properties:      GROUP II



                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED   1105  $  312,001,954.78      86.90 %
          DUPLEX                      4  $      758,592.74       0.21 %
          TRIPLEX                     3  $      757,140.37       0.21 %
          FOURPLEX                    7  $    1,641,230.16       0.46 %
          TOWNHOUSE                   3  $      936,610.92       0.26 %
          CONDOMINIUM                53  $   11,240,274.58       3.13 %
          PLANNED UNIT DEVELOPMENT  113  $   30,717,419.16       8.56 %
          HI-RISE CONDO               6  $      783,905.03       0.22 %
          HOUSING COOPERATIVES        2  $      211,415.35       0.06 %
                                 ------  -----------------     ------------
          TOTAL                    1296  $  359,048,543.09     100.00 %
                                 ------  -----------------     ------------
                                 ------  -----------------     ------------

     h) Geographic Distribution by state:  GROUP II



                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ALABAMA                     7  $    2,104,323.61       0.59 %
     ALASKA                      1  $      467,401.09       0.13 %
     ARIZONA                    24  $    5,931,079.43       1.65 %
     ARKANSAS                    2  $      579,541.71       0.16 %
     CALIFORNIA                357  $  111,803,979.17      31.14 %
     COLORADO                   46  $   12,776,737.05       3.56 %
     CONNECTICUT                13  $    5,008,146.94       1.39 %
     DELAWARE                    2  $      537,192.02       0.15 %
     DISTRICT OF COLUMBIA        3  $      937,410.39       0.26 %
     FLORIDA                    78  $   17,007,673.93       4.74 %
     GEORGIA                    47  $   13,669,027.70       3.81 %
     HAWAII                      2  $      771,433.54       0.21 %
     IDAHO                       5  $      762,151.97       0.21 %
     ILLINOIS                   89  $   22,693,132.77       6.32 %
     INDIANA                     9  $    1,678,658.13       0.47 %
     IOWA                        1  $      279,712.19       0.08 %
     KANSAS                      3  $      615,706.21       0.17 %
     KENTUCKY                    6  $    1,494,342.72       0.42 %
     LOUISIANA                   1  $       51,896.54       0.01 %
     MAINE                       1  $       49,886.64       0.01 %
     MARYLAND                   28  $    8,691,131.37       2.42 %
     MASSACHUSETTS              28  $    8,650,436.74       2.41 %
     MICHIGAN                  121  $   29,872,794.35       8.32 %
     MINNESOTA                  21  $    5,972,416.22       1.66 %
     MISSOURI                   14  $    3,499,646.21       0.97 %
     MONTANA                     1  $       93,546.15       0.03 %
     NEBRASKA                    2  $      499,567.79       0.14 %
     NEVADA                     18  $    4,699,403.74       1.31 %
     NEW HAMPSHIRE               3  $      871,483.51       0.24 %
     NEW JERSEY                 31  $    9,035,202.08       2.52 %
     NEW MEXICO                  8  $    2,496,316.06       0.70 %
     NEW YORK                   65  $   16,811,231.27       4.68 %
     NORTH CAROLINA             14  $    4,413,906.37       1.23 %
     OHIO                       20  $    4,342,486.79       1.21 %
     OKLAHOMA                    6  $    1,550,500.00       0.43 %
     OREGON                      9  $    1,885,348.67       0.53 %
     PENNSYLVANIA               37  $    9,647,994.65       2.69 %
     RHODE ISLAND                2  $      457,081.72       0.13 %
     SOUTH CAROLINA             10  $    2,279,036.48       0.63 %
     TENNESSEE                  15  $    4,179,624.17       1.16 %
     TEXAS                      56  $   15,717,464.57       4.38 %
     UTAH                       19  $    3,416,810.91       0.95 %
     VERMONT                     3  $      706,086.56       0.20 %
     VIRGINIA                   36  $   10,541,202.25       2.94 %

     h) Geographic Distribution by state:  GROUP II



                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     WASHINGTON                 24  $    6,831,141.27       1.90 %
     WISCONSIN                   8  $    2,667,249.44       0.74 %
                            ------  -----------------     ------------
                     TOTAL    1296  $  359,048,543.09     100.00 %
                            ------    ---------------
                            ------    ---------------

               i) Scheduled maturity years:  GROUP II


                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2017        4   $    1,251,144.71       0.35 %
                    2020        1   $      227,161.04       0.06 %
                    2021        1   $      258,622.31       0.07 %
                    2022        2   $      444,772.42       0.12 %
                    2023        1   $      318,853.59       0.09 %
                    2025        3   $      831,804.77       0.23 %
                    2026      151   $   40,270,539.32      11.22 %
                    2027     1133   $  315,445,644.93      87.86 %
                           ------  ------------------   ------------
                 TOTAL       1296   $  359,048,543.09     100.00 %
                           ------  ------------------
                           ------  ------------------

               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 356.8


               Latest scheduled maturity of any Mortgage Loan: April, 2027




                                  2 8

        j) Original Terms:  GROUP II


                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              240               4   $   1,251,144.71       0.35 %
              349               1   $     282,606.65       0.08 %
              351               1   $     285,809.66       0.08 %
              354               1   $     218,770.45       0.06 %
              355               2   $     650,889.79       0.18 %
              356               1   $     271,650.25       0.08 %
              357               1   $     346,206.17       0.10 %
              360            1285   $ 355,741,465.41      99.08 %
                           ------   ----------------     ------------
           TOTAL             1296   $ 359,048,543.09     100.00 %
                           ------   ----------------     ------------
                           ------   ----------------     ------------

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

       The following exhibit is furnished herewith:

       4.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer, and First Bank National Association, Trustee, dated as of April 1, 1997.

                                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 30, 1997.

                             PNC MORTGAGE SECURITIES
                             CORP.
                             (Registrant)

                             By:  \s\ Thomas G. Lehmann
                                  --------------------------------
                                  Thomas G. Lehmann
                                  Vice President
                                  (Authorized Officer)